UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 5, 2007

SURGE GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24269	34-1454529
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

12220 El Camino Real, Suite 410 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(858) 704-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On February 5, 2007, Surge Global Energy, Inc. held a conference call for its stockholders providing for an update of Surge and Peace Oil’s proposed exploration activities in Alberta. A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the script for the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated February 2, 2007.

99.2	Script for Surge Global Energy’s stockholders conference call held on February 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE GLOBAL ENERGY, INC., a Delaware corporation

Date: February 8, 2007	By:	/s/ William Greene
William Greene Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 2, 2007.

99.2	Script for Surge Global Energy’s stockholders conference call held on February 5, 2007.